                                                                   EXHIBIT 10.17

                        DEFERRED COMPENSATION AGREEMENT
                        -------------------------------

    This Agreement made as of September 3, 1979, by and between Nationwide Mutual Insurance Company, an Ohio corporation having its principal office at One Nationwide Plaza, Columbus, Ohio (hereinafter referred to as the "Company") and
D. Richard McFerson, residing at 8562 Torwoodlee Court, Dublin, Ohio (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, as an inducement to Executive to enter into employment of Company commencing September 3, 1979, Company agreed to provide Executive with a supplemental retirement income outside the Nationwide Retirement Plan in an amount which, when added to Executive's retirement income from the Nationwide Retirement Plan and from the New England Life Home Office Retirement Plan, would equal the amount of retirement income Executive would have received under the Nationwide Retirement Plan had executive commenced employment with Nationwide on January 31, 1973; and

    WHEREAS, Executive commenced employment as a Vice President with Company on September 3, 1979, and is continuing such employment in reliance upon Company's agreement as aforesaid, and Company and Executive desire to reduce their aforesaid agreement to writing,

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Company and Executive agree as follows:

    1.  Employment.  Company hereby employs Executive as Vice President.
        ----------
Executive hereby accepts such employment and agrees to perform the duties assigned to him to the best of his ability and in conformity with the directions of Company's Board of Directors, General Chairman and President.

    2.  Deferred Compensation Payments.  In addition to Executive's current
        ------------------------------
salary as fixed by the Board of Directors, and other compensation and employee benefits to which Executive is entitled, Company agrees, that if Executive continues to work for Company or any of its affiliates or subsidiaries until his 55th birthday on March 30, 1992, the following shall apply:

  In the event of Executive's retirement or death after his 55th birthday, Company will pay Executive or his spouse, whichever is applicable, an additional monthly retirement income under a non-qualified, unfunded, deferred compensation arrangement in an amount equal to the excess of (b) over (a), reduced by (c), where
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        (a)  is the monthly amount of variable annuity actually payable to
             Executive or his spouse under the Nationwide Insurance Companies and Affiliates 1976 Restated Retirement Plan.

        (b) is the monthly amount of variable annuity that would have been payable to Executive or his spouse under said Retirement Plan had Executive's Nationwide date of hire been January 31, 1973, instead of September 3, 1979, and

        (c) is the monthly amount of retirement benefit payable to Executive or his spouse under the New England Life Home Office Retirement Plan, provided that such retirement benefit is payable on the same annuity form as Executive's Nationwide variable annuity. If it is payable on a different annuity form, the monthly amount to be taken into account under this item (C) shall be:

                (i) the monthly amount of New England Life retirement benefit payable to Executive (or which could have been payable to Executive) on the "Life Income With Payments Guaranteed For Ten Years" form, divided by

               (ii) the appropriate Nationwide Retirement Plan annuity factor for the "Ten Year Certain and Continuous" form, multiplied by

              (iii) the appropriate Nationwide Retirement Plan annuity factor for the form of annuity on which Executive's Nationwide variable annuity is payable.

Executive's New England Life retirement benefit will be deemed to be payable when payments actually begin.

Anything in the foregoing to the contrary notwithstanding, in the event Executive's benefit under the New England Life Home Office Retirement Plan is paid to him or to his spouse in a lump sum, whether before or after commencement of his benefits under the Nationwide Insurance Companies and Affiliates 1973 Restated Retirement Plan, the monthly amount to be taken into account under (c) above shall be the actuarial equivalent of such lump sum payment, as determined by the Company on the basis of the assumptions then being used to determine actuarial equivalency under said Nationwide Plan.

                                       2
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    3.  Payments May Not Be Assigned Or Attached.  No payment hereunder may be
        ----------------------------------------
assigned by Executive, his spouse or his estate, and to the extent permitted by law no sum payable under the Agreement shall be subject to legal process or attachment for payment of any claim against any payee hereunder.

    4.  No Obligation To Continue Employment.  It is distinctly understood and
        ------------------------------------
agreed that nothing in this Agreement shall in any way obligate the Company to retain the Executive in its employment for any period of time, nor in any way affect the Company's right to change at any time the Executive's future rate of salary or other compensation or any other aspect of Executive's employment except payment of the deferred compensation set forth in paragraph 2 hereof.

    IN WITNESS WHEREOF, the parties have duly executed this Agreement this 7th day of October, 1980.


                                    NATIONWIDE MUTUAL INSURANCE COMPANY



                                    By  /s/ Jack A. Baughn
                                      ------------------------------------------
                                        Jack A. Baughn, Vice President-Personnel


                                        /s/ D. Richard McFerson
                                      ------------------------------------------
                                        D. Richard McFerson



Approved:            Date:  October 1, 1980



/s/ Frank B. Sollars
----------------------------------------------
Frank B. Sollars, Chairman of the Board


/s/ John C. Wagner
----------------------------------------------
John C. Wagner, Sr. Vice President and
 General Counsel


/s/ Jack A. Baughn
----------------------------------------------
Jack A. Baughn, Vice President-Personnel

                                  AMENDMENT #1

                        DEFERRED COMPENSATION AGREEMENT
                        -------------------------------

      This amendment made by and between Nationwide Mutual Insurance Company, hereinafter called the Company, and D. Richard McFerson, hereinafter called the Executive.

WHEREAS, the Company and Executive did enter into a Deferred Compensation Agreement on October 17, 1980 (the Agreement); and

WHEREAS, the Company desires to retain the services of Executive; and

WHEREAS, the Company and Executive desire to amend the Agreement to incorporate additional benefits;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Company and Executive agree to amend the Agreement, as follows:

      1. Company agrees that, if Executive continues to work for Company or any of its affiliates or subsidiaries until completing 15 years of service or attaining age 55, whichever shall occur first, Paragraph 2(a) and (b) of the Agreement shall be amended to read:

      (a) is the total monthly amount of variable straight life annuity actually payable to Executive under the Nationwide Insurance Companies and Affiliates 1976 Restated Retirement Plan, the Nationwide Insurance companies and Affiliates Unfunded Deferred Compensation Excess Benefit Plan, and the Nationwide Supplemental Retirement Plan (hereinafter collectively referred to as the Nationwide Retirement Plan.)

      (b) is the total monthly amount of variable straight life annuity that would have been payable to Executive under the Nationwide Retirement Plan, if the Executive's date of hire by Nationwide had been January 1, 1973, instead of September 3, 1979.

The balance of the Agreement shall be unaffected by this amendment.

IN WITNESS WHEREOF, the parties have duly executed this Agreement this 12th day of Oct., 1991.

                                        NATIONWIDE MUTUAL INSURANCE COMPANY

                                        by
                                           ----------------------------------

                                         /s/ D. Richard McFerson
                                        -------------------------------------
                                         D. Richard McFerson

                                       4
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Approved:



----------------------------------
General Chairman



----------------------------------
General Counsel



----------------------------------
Vice President, Human Resources